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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 26, 2007



                               COGNEX CORPORATION
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             (Exact name of registrant as specified in its charter)


         Massachusetts                   0-17869                  04-2713778
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                                One Vision Drive
                        Natick, Massachusetts 01760-2059
          (Address, including zip code, of principal executive offices)


                                 (508) 650-3000
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02: Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 26, 2007, the Board of Directors of Cognex Corporation (the "Company") reduced the number of shares authorized for issuance under the Company's 1998 Non-Employee Director Stock Option Plan, the 1998 Stock Incentive Plan, and the 2001 General Stock Option Plan (collectively, the "Existing Plans") by an aggregate of 4,000,000 shares. The reduction was made in connection with the approval of the Cognex Corporation 2007 Stock Option and Incentive Plan (the "2007 Plan") by the Company's shareholders at a Special Meeting in Lieu of the Annual Meeting held on April 18, 2007. As reported in the Proxy Statement for the Annual Meeting, a total of 10,883,676 shares were available at December 31, 2006 for future issuance under the Existing Plans. The 2007 Plan, under which a maximum of 2,300,000 shares may be issued, goes into effect in February of 2008 when the 1998 Stock Incentive Plan expires.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COGNEX CORPORATION

Dated: July 26, 2007                       By: /s/ Richard A. Morin
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                                           Richard A. Morin
                                           Senior Vice President of Finance,
                                           Chief Financial Officer and Treasurer